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                                                                   EXHIBIT 10.9

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                              AMENDED AND RESTATED
                             SHAREHOLDERS AGREEMENT




                            Dated December 31, 1996




                                    between


                           WEIDER HEALTH AND FITNESS

                         HORNCHURCH INVESTMENTS LIMITED






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                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

                 Reference is made to the Shareholders Agreement No. 2, effective June 1, 1994 (the "Shareholders Agreement No. 2"), by and between WEIDER HEALTH AND FITNESS, a Nevada corporation ("WHF"), and HORNCHURCH INVESTMENTS LIMITED ("Hornchurch"), which is hereby amended and restated in its entirety by this Amended and Restated Shareholders Agreement, dated December 31, 1996 (the "Agreement"), by and between WHF and Hornchurch.

                 WHEREAS, pursuant to the Shareholders Agreement No. 2 and in consideration of receipt of 21,000,000 shares of Hornchurch junior preferred shares, par value $1.00 (the "Preferred Shares"), WHF transferred to Hornchurch 10% of its common share interest in each of Weslo, Inc. ("Weslo") and Proform Fitness Products Inc. ("Proform") and caused each of Weider Publications, Inc. ("Publications"), Weider Nutrition Group, Inc. ("Nutrition"), Weider Sporting Goods Inc. ("Sporting Goods") and 3002993 Canada Inc. ("CANCO") to issue to Hornchurch such number of common shares as resulted in Hornchurch holding an additional common share interest in such entities equal to 10% of the common share interest held by WHF.

                 WHEREAS, pursuant to the Shareholders Agreement No. 2, all of the shares transferred or issued to Hornchurch were in a class distinct from those held by the controlling shareholder of the subsidiaries concerned to allow for discriminatory distributions.

                 WHEREAS, pursuant to the Shareholders Agreement No. 2, the Preferred Shares transferred as consideration were allocated as follows: 40% (8,400,000) to Weider Inc.; 40% (8,400,000) to Nutrition; 20% (4,200,000) to
Publications; and a nominal number to Sporting Goods and CANCO.

                 WHEREAS, pursuant to the Preferred Stock Redemption Agreement, dated as of July ___, 1996, by and between Hornchurch and WHF (the "Redemption Agreement"), WHF transferred to Hornchurch, 21,000,000 Preferred Shares in consideration for 29.88 shares of Class B common stock of Nutrition and 89.63 shares of Class B common stock of Publications.

                 WHEREAS, it is the intention of the parties hereto to amend and restate in their entirety the Shareholders Agreement No. 2.

                 NOW THEREFORE, in consideration of the mutual covenants contained herein, WHF and Hornchurch hereby agree as follows:

1.       DEFINITIONS

         1.1 For all purposes of this Agreement, the "subsidiaries concerned" means Publications, Nutrition, Sporting Goods and Weider Nutrition International, Inc., all $ or dollars are in lawful currency of the United States of America. and "private placement" refers to a sale to a third party.

2.       TRANSFER OF ASSETS

         2.1 Should WHF decide in the future to transfer one or more assets it owns at June 1, 1994 to one or more of its subsidiaries (whether referred to herein or not), with the exception of Weider Nutrition International, Inc., for purposes of developing and exploiting same, Hornchurch shall have the option to acquire for the sum of $1.00 such number of shares of common stock in such subsidiary(ies) equivalent to 10% of WHF's common share





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                 interest therein.  This option in favor of Hornchurch shall lapse upon Hornchurch disposing of all of the Common Shares (as defined herein) issued or transferred to it pursuant to the provisions of this Agreement. In the event Hornchurch exercises the above-mentioned option, the shares issued or transferred to it pursuant thereto shall, in all respects, be subject to the provisions of this Agreement as well as to those of any ancillary agreement between the parties hereto pertaining to the Common Shares (as defined herein), with the changes required by the context.

3.       SHAREHOLDER RIGHTS AND RESTRICTIONS.

         3.1     NO ALIENATION

                 3.1.1 Except as set out in this Agreement, the shares held by Hornchurch pursuant to this Agreement (the "Common Shares") shall not be transferable by Hornchurch in any circumstances, except to WHF (see below "Option to Sell"), or to an assignees of WHF.

                 3.1.2 After an initial public offering of a subsidiary concerned, (or of subsidiary of a subsidiary concerned as the case may be), the shares of such subsidiary (or of such subsidiary of a subsidiary concerned as the case may be) may be transferred without restriction except for a first refusal right (30 day written notice) in favor of WHF.

         3.2     OPTION TO SELL ("Put")

                 3.2.1 Hornchurch may, at any time on or after May 31, 1996 oblige WHF to purchase all (but not less than all) of the Common Shares that it then holds for their fair market value as determined by Bear Stearns (the "Formula Price") (such fair market value to be determined without any minority discount in order that the Hornchurch interest be valued as a pro rata share of the evaluation to be accorded to a 100% ownership interest in the subsidiaries concerned) by following the procedure hereinafter set forth:

                          a) Hornchurch shall send a notice to WHF informing WHF that it wishes to exercise its option to sell (the "Notice");

                          b) WHF shall instruct Bear Stearns to calculate the Formula Price within 60 days from the date of the Notice;

                          c) the Formula Price shall be determined as at the date of the Notice, which date shall also be the effective date of the purchase (the "Notice Date");

                          d) the closing of such purchase shall be on a date fixed by the agreement of Hornchurch and WHF, which shall be no later than thirty (30) days from the date on which Bear Stearns issue their calculation of the Formula Price pursuant to Section 3.2.4 below (the "Closing Date");

                          e) Bear Sterns' calculation of the Formula Price shall be final and binding between the parties.





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                 3.2.2    The Formula Price of the Common Shares shall be paid
                          as follows:

                          a) the lesser of the Formula Price and the value on the Closing Date of the Preferred Shares allocated to the subsidiary(ies) concerned;

                          b) the excess, if any, of the Formula Price over the amount determined in the immediately preceding subparagraph (a) in four (4) equal annual installments of principal plus interest on the reducing balance at the rate of 9% per year; the four (4) annual installments shall be paid on the first through fourth anniversaries of the Closing Date.

                 3.2.3 The amount payable in Section 3.2.2(b) shall be represented by a promissory note of WHF.

                 3.2.4 Upon calculation of the Formula Price, Bear Stearns shall issue a letter setting out the calculation of the Formula Price (the "Bear Stearns Letter").

                 3.2.5 This Section 3.2 does not apply to any Common Shares held by Hornchurch where the common stock of the subsidiary concerned is publicly traded on a recognized stock exchange or securities market.

         3.3     SUBSEQUENT SHARE ISSUES

                 3.3.1 Subject to any public offering of its shares, the subsidiaries concerned shall, before issuing further shares, offer such additional shares to Hornchurch on a pro-rata basis at the same price per share to be paid for the further shares. Hornchurch shall accept or refuse said offer in whole or in part within thirty (30) days from the date of the offer.

                 3.3.2 In the event that a subsidiary concerned conducts one or more public offerings of its stock, or offers to issue or transfer 10% or more of its shares in the course of a private placement, Hornchurch shall be entitled to include as part of such offering(s) that percentage of Common Shares of such subsidiary concerned equal to the percentage of shares held directly or indirectly by WHF which is included in the public offering by WHF, or included in such private placement.

                 3.3.3 To the extent that any subsidiary of a subsidiary concerned conducts a public offering of its stock, or offers to issue or transfer 10% or more of its shares in the course of a private placement, Hornchurch shall have the right to exchange a proportionate number of its Common Shares for shares in the public company in the same ratio and on the same basis that WHF, or any successor(s), converts its shares into shares of that public company, or in the same proportions and on the same basis as that of the controlling shareholder(s) or any successor(s) in the course of a private placement. All shares received by Hornchurch pursuant to such an exchange shall be subject to the provisions of this Agreement concerning the Common Shares, with the changes required by the context.

                 3.3.4 The foregoing sections do not apply to the issue or transfer of up to 1% of the common shares of the subsidiaries concerned to Bayonne Settlement and 1/3%





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                          of the common shares of the subsidiaries concerned to
                          Ronald Corey although such issues or transfers will be non- dilutive of Hornchurch. In addition, the foregoing sections do not apply to the initial public offering of shares of common stock or contemporary transactions effected in connection therewith of Weider Nutrition International, Inc. or any of its subsidiaries including Nutrition. It is recognized, moreover, that any public offering will be dilutive of Hornchurch and will not be subject to Section 3.3.2.

                 3.3.5 In addition, the foregoing sections shall not apply to the issue or transfer of up to 10% of the Common Shares of the subsidiaries concerned to other management of WHF nor to any Common Shares held by Hornchurch where the common stock of the subsidiary concerned is, or contemporaneously with the initial public offering of any subsidiary concerned will be, publicly traded on a recognized stock exchange or securities market.

         3.4     OPTION TO PURCHASE ("Call")

                 3.4.1 WHF has an option to purchase from Hornchurch the Common Shares at the Formula Price on the same terms and conditions set out in Section 3.2 (subject to paragraph (a) immediately following), but only in the following circumstance:

                          a) any time on or after May 31, 1996 provided WHF pays the Formula Price in full upon the purchase.

                 3.4.2 In addition to its rights under Section 3.4.1, WHF may, if it wishes to accept an offer from a third party for 10% or more of its shares in a subsidiary concerned either:

                          a) include in such sale that percent of Common Shares held by Hornchurch in such subsidiary equal to the percentage of shares held directly or indirectly by WHF which is included in such sale (and Hornchurch shall so sell) at the same price per share and on the same terms as those offered to WHF; or

                          b) purchase such percentage of Common Shares from Hornchurch (and Hornchurch shall sell) at such price and on such terms provided in either case that such sale is in fact concluded within a reasonable time.

                 3.4.3 This Section 3.4 does not apply to any Common Shares held by Hornchurch where the common stock of the subsidiary concerned is publicly traded on a recognized stock exchange or securities market.





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         3.5     CLASS B COMMON STOCK

                 3.5.1 Hornchurch does not have a right to acquire, now or in the future, shares of Class B common stock of Weider Nutrition International, Inc. and nothing in this Agreement should be construed to give Hornchurch any right to acquire such shares.

         3.6     COSTS AND EXPENSES

                 Each party covenants and agrees that it shall be responsible for and bear its respective costs and expenses of legal counsel, accountants, brokers and other representatives incurred in connection with the transactions contemplated herein, save that the fees and expenses of Bear Stearns incurred in determining the Formula Price hereunder shall be borne by the party who first sends out the NOTICE to exercise the option to purchase or the option to sell.

4.       VOTES

         4.1 Hornchurch shall exercise its votes on all Common Shares as directed by WHF.

5.       RETRACTION RIGHTS OF HORNCHURCH'S JUNIOR PREFERRED SHARES

         5.1 The parties herein covenant and agree that the retraction rights pertaining to the Preferred Shares shall be exercisable by WHF and/or the subsidiaries concerned only after June 15, 1999.

         5.2 Hornchurch undertakes and warrants that until all Preferred Shares have been redeemed and their redemption price paid, it shall not incur any obligations of any nature whatsoever, which could result in Hornchurch not having sufficient funds to redeem the Preferred Shares.

6.       APPLICABLE LAW

         6.1     Nevada law shall govern this Agreement.

7        NO ASSIGNMENT AND NO ALIENATION

         7.1 Hornchurch shall not be entitled to assign, in whole or in part, this Agreement to any other person.

         7.2 Except as set out in this Agreement, the Preferred Shares shall not be transferable by WHF and/or any of the subsidiaries concerned.

8.       SECURITIES LAW FORMALITIES

         8.2 The share issue and this Agreement may be subject to compliance with United States securities law including, but not limited to Blue Sky legislation, etc.

9.       NOTICE





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         9.1     All notices, requests, consents and other communications
                 required or permitted to be given hereunder shall be in writing and either delivered by hand or sent by telefax, or by prepaid registered mail, and shall be presumed given and received when so delivered by hand or by telefax, or four (4) business days following the sending thereof by prepaid registered mail, and when addressed as follows:

                          a)      If to HORNCHURCH, to:

                                  c/o HORNCHURCH INVESTMENTS LIMITED
                                  Atlantic House
                                  4-8 Circular Road
                                  Douglas, Isle of Man

                                  FAX: 011-44-624-612624

                          b)      If to WHF, to:

                                  c/o WEIDER HEALTH AND FITNESS
                                  21100 Erwin Street
                                  Woodland Hills, Calif.
                                  91367 USA
                                  ATTN.: MR. BERNARD CARTOON, SECRETARY AND
                                         GENERAL COUNSEL
                                  FAX: 818-999-6598

                          or to such other person or address as any party shall designate by notice in writing to the others in accordance herewith.

                          In the event of postal strike or other mail service interruption, existing or threatened, all notices and other communications shall be hand-delivered or sent by telefax.

10.      ENTIRE AGREEMENT

         10.1 This Agreement embodies the entire agreement between the parties hereto concerning the subject matters mentioned herein and supersedes all previous discussions, correspondence, understandings or agreements, whether written or oral, with respect to such matters, including any discussions, correspondence, understandings or agreements between the parties hereto since April 1993 concerning options, transfers and/or issuance of shares.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amended and Restated Shareholders Agreement to be executed on the day and year first above written.




                                        WEIDER HEALTH AND FITNESS



                                        By:  /s/  BERNARD CARTOON
                                           ---------------------------------
                                        Name:  Bernard Cartoon
                                        Title: Secretary




                                        HORNCHURCH INVESTMENTS LIMITED



                                        By:_____________________________________
                                        Name:
                                        Title: